UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VYREX CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VYREX CORPORATION

21615 N. 2nd Avenue

Phoenix, Arizona 85027

July 22, 2008

Dear Stockholder:

On behalf of the Board of Directors, we cordially invite you to attend a special meeting of stockholders of Vyrex Corporation, a Delaware corporation, which will be held at 21615 N. 2nd Avenue, Phoenix, Arizona 85027, on Wednesday, August 6, 2008, at 10:00 a.m. local time.

At the special meeting, stockholders will be asked to consider and act on the following matters:

1.	Approve the change of our name to PowerVerde, Inc.;

2.	Approve our Amended and Restated Certificate of Incorporation to, among other things:

•	remove the requirement for three classes of directors holding office on a staggered annual basis;
•	allow for action of our stockholders by written consent as permitted by Delaware General Corporation Law;
•	remove our super-majority voting requirements for stockholder action; and
•	remove certain other provisions designed to thwart any takeover attempts.

3.	Such other business as may be properly brought up at the special meeting or any adjournment thereof.

On the following pages you will find the Notice of Special Meeting of Stockholders and the Proxy Statement giving information concerning matters to be acted upon at the meeting. Of course, we will be present at the special meeting to answer any questions you might have.

I sincerely hope you will be able to attend the special meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

We thank you for your support and look forward to seeing you at the special meeting.

Very truly yours,

George Konrad

President and Chief Executive Officer

VYREX CORPORATION

21615 N. 2nd Avenue

Phoenix, Arizona 85027

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on August 6, 2008

TO THE STOCKHOLDERS OF VYREX CORPORATION:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Vyrex Corporation, a Delaware corporation (the “Company”), will be held at 21615 N. 2nd Avenue, Phoenix, Arizona 85027 on Wednesday, August 6, 2008, at 10:00 a.m. local time, to consider and act on the following matters:

1.	Approve the change of our name to PowerVerde, Inc.;

2.	Approve our Amended and Restated Certificate of Incorporation to, among other things:

•	remove the requirement for three classes of directors holding office on a staggered annual basis;
•	allow for action of our stockholders by written consent as permitted by Delaware General Corporation Law;
•	remove our super-majority voting requirements for stockholder action; and
•	remove certain other provisions designed to thwart any takeover attempts.

3.	Such other business as may properly come before the meeting or adjournment thereof.

Only stockholders of record at the close of business on July 16, 2008 are entitled to receive notice of, and to vote at, the special meeting or any adjournments thereof. Each stockholder, even though he or she may presently intend to attend the special meeting, is requested to execute and date the enclosed proxy and to return it without delay in the enclosed postage-paid envelope. Any stockholder present at the special meeting may withdraw his or her proxy and vote in person on each matter brought before the special meeting.

By Order of the Board of Directors

Fred Barker
Secretary

Phoenix, Arizona

July 22, 2008

VYREX CORPORATION

21615 N. 2nd Avenue

Phoenix, Arizona 85027

PROXY STATEMENT

2008 SPECIAL MEETING OF STOCKHOLDERS

To Be Held August 6, 2008

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Vyrex Corporation, a Delaware corporation (the “Company”), of proxies to be voted at a special meeting of stockholders to be held on Wednesday, August 6, 2008, 10:00 a.m., local time (the “Special Meeting”), and at any adjournment thereof. The Special Meeting will be held at 21615 N. 2nd Avenue, Phoenix, Arizona 85027.

At the Special Meeting, stockholders will be asked to consider and vote on the following matters:

1.	Approve the change of our name to PowerVerde, Inc.;

2.	Approve our Amended and Restated Certificate of Incorporation to, among other things:

•	remove the requirement for three classes of directors holding office on a staggered annual basis;
•	allow for action of our stockholders by written consent as permitted by Delaware General Corporation Law;
•	remove our super-majority voting requirements for stockholder action; and
•	remove certain other provisions designed to thwart any takeover attempts.

3.	Such other business as may properly come before the meeting.

The Company’s Board of Directors has approved and recommended, pursuant to a written consent dated as of July 16, 2008, that the Proposals be accepted. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders, together with the Notice of Special Meeting, on or about July 24, 2008.

Stockholders are urged to complete, date, and sign the accompanying form of proxy and return it promptly in the envelope provided with these materials. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

PROXIES AND VOTING AT THE MEETING

Record Date and Voting Rights

The Board of Directors has fixed the close of business on July 16, 2008 as the record date (the “Record Date”) for the determination of the stockholders of record entitled to receive notice of, and to vote at, the Special Meeting or any adjournment thereof. As of the Record Date, the Company had issued and outstanding approximately 25,882,878 shares of common stock, $.0001 par value per share (“Common Stock”), constituting the Company’s only class of stock outstanding and entitled to vote at the Special Meeting. Each share of Common Stock outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Special Meeting. The presence of a majority of the Company’s outstanding Common Stock as of the Record Date, in person or represented by proxy, will constitute a quorum at the Special Meeting.

Matters submitted to stockholders at a meeting where a quorum is present must be approved by a majority of the votes present in person or by proxy at the meeting, unless the Company’s Certificate of Incorporation or bylaws or state law require a greater number of votes. This is the case with respect to Proposal 1, the proposal to amend the Company’s Certificate of Incorporation to change the Company’s name. The Company’s Certificate of Incorporation provides that the affirmative vote of at least 70% of the voting power of all of the then outstanding shares of the Company’s Common Stock entitled to vote generally is required to amend certain sections of the Company’s Certificate of Incorporation, including those sections proposed to be amended at the Special Meeting and described in Proposal 2.

In the event of any abstentions or broker non-votes with respect to any proposal coming before the Special Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor of nor a vote cast opposing a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes will have no impact on the outcome of the vote taken with respect to the approval of the name change and Amended and Restated Certificate of Incorporation and those matters requiring the approval of only those casting a vote at the meeting.

Voting and Revocation of Proxies

All properly executed proxies received prior to or at the Special Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the approval of the name change and FOR approval of the Amended and Restated Certificate of Incorporation. The Company is not aware of any matter to be presented at the Special Meeting other than those matters described in the Notice of Special Meeting. If, however, any other matters are properly brought before the Special Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Any stockholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Special Meeting, or by voting in person at the Special Meeting (although attendance at the Special Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company’s principal executive offices, located at the address set forth above.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding Common Stock as of July 16, 2008 by: (a) each person known by us to beneficially own 5% or more of our Common Stock, (b) each director of the Company and each Named Executive Officer of the Company, and (c) all directors and executive officers of the Company as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all of the Common Stock owned by them.

Name and Address of Beneficial Owner	Shares Owned(1)	Percent of Class(2)
George Konrad 21615 N Second Avenue Phoenix, AZ 85027	12,077,407	46.7

Fred Barker 21615 N Second Avenue Phoenix, AZ 85027	3,615,990	14.0

Richard H. Davis(3) 8365 SW 168 Terrace Palmetto Bay, FL l33157	474,900	1.8

All Directors and Executive Officers as a group (3 persons)	16,168,297	62.5

*Less than 1%

(1)	For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within sixty days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares.

(2)	In calculating the percentage ownership or percent of equity vote for a given individual or group, the number of shares of Common Stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.

(3)	Mr. Davis’ shares include 120,533 shares owned by Mr. Davis’ wife, as to which he disclaims beneficial ownership.

PROPOSAL NO. 1—APPROVAL OF NAME CHANGE

Name Change

Our Board of Directors recommends that our stockholders approve a proposal to effect a change of our name to PowerVerde, Inc. by amending our Certificate of Incorporation (the “Name Change”). The Name Change is intended to better reflect our current business. Our Board of Directors believes that “Vyrex Corporation” is no longer reflective of our business as it exists today: to develop, commercialize and market a series of unique electric generating power systems designed to produce electrical power with zero emissions based on a patented pressure-driven motor. The new name, PowerVerde, Inc., will facilitate our current business strategy and product and service offerings. Changing our corporate name emphasizes our focus on these power systems.

Required Vote

To be approved, Proposal No 1 must receive “For” votes from a majority of the shares outstanding and entitled to vote at the Special Meeting. If you abstain from voting, it will have the same effect as an “Against” vote, and broker non-votes will have the same effect as an “Against” vote.

If this Proposal No. 1 receives the requisite approval by Stockholders at the Special Meeting, we will file with the Secretary of State of the State of Delaware an amendment to our Certificate of Incorporation implementing the name change.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 1.

PROPOSAL NO. 2 — APPROVAL OF AMENDED AND RESTATED BY CERTIFICATE OF INCORPORATION

Amendments

Our Certificate of Incorporation currently provides for the Board of Directors to be divided into three classes, for one of the three classes to be elected each year, and for each director to serve a three-year term. Our Certificate of Incorporation also prohibits action to be taken by the stockholders of the Corporation by written consent. Under our Certificate of Incorporation, all action taken by the stockholders must be taken at an annual or special meeting of the stockholders which may only be called by the Board of Directors and not by any other person. Our Certificate of Incorporation also currently provides that no director may be removed except for cause and only upon the vote of the holders of 70% of our outstanding shares. Finally, our Certificate of Incorporation provides that certain sections of our Certificate of Incorporation may only be amended by the affirmative vote of the holders of at least 70% of the voting power of all outstanding shares.

These provisions in our Certificate of Incorporation were originally designed to protect the then existing officers and directors of the Corporation, none of whom is currently in office, and avoid any potential takeover by another group. The Board recommends an elimination of these specific provisions in the Company’s Certificate of Incorporation, as it believes that a more traditional majority voting standard is preferable. The Board is asking for your approval to amend the Company’s Certificate of Incorporation to implement these changes.

Required Vote

Approval of these amendments requires the affirmative vote of holders of at least 70% of the shares outstanding and entitled to vote at the Special Meeting. If you abstain from voting, it will have the same effect as an “Against” vote, and broker non-votes will have the same effect as an “Against” vote.

If this Proposal No. 2 receives the requisite approval by Stockholders at the Special Meeting, we will file with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation in the form attached as Appendix A implementing these changes. If this Proposal 2 fails to receive the requisite approval by stockholders at the Special Meeting, the Board of Directors will remain classified in three classes as described herein and the provisions designed to thwart any potential change in control will remain in place.

Before voting, we encourage stockholders to read Appendix A, which is the proposed Amended and Restated Certificate of Incorporation in its entirety.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.

SOLICITATION COSTS

The Company will bear the costs of preparing, assembling, and mailing the Proxy Statement and the form of proxy in connection with the Special Meeting. In addition to solicitation by use of mail, employees of the Company may solicit proxies personally or by telephone, by facsimile copy, or telegraph, but will not receive additional compensation therefor. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the solicitation materials to beneficial owners and to obtain authorizations for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials for the Special Meeting to beneficial owners.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Special Meeting other than the proposals specifically set forth in the Notice of Special Meeting and referred to herein. If any other matters are properly presented for action at the Special Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

The Company will provide without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended December 31, 2007, as filed with the U.S. Securities and Exchange Commission (without exhibits). All such requests should be delivered to Fred Barker, Secretary, Vyrex Corporation, 21615 N. 2nd Avenue, Phoenix, Arizona 85027. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproduction and mailing.

By Order of the Board of Directors

Fred Barker, Secretary

Phoenix, Arizona

July 22, 2008

APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VYREX CORPORATION

Vyrex Corporation, a corporation organized under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer does hereby certify that:

1. Pursuant to the provisions of Sections 242 and 245 of the Delaware General Corporation Law, the Corporation hereby amends and restates its Certificate of Incorporation as set forth below.

2. The amendment and restatement of the Certificate of Incorporation as set forth below was adopted by written consent by the Corporation’s Board of Directors as of July 16, 2008.

3. The amendment and restatement of the Certificate of Incorporation as set forth below was approved by the stockholders of the Corporation at a meeting thereof duly noticed and held on August 6, 2008.

4. The undersigned officer has been authorized and directed by the Board of Directors to execute and file this certificate setting forth the text of the Certificate of Incorporation of the Corporation as amended and restated in its entirety to this date as follows:

One: The name of this corporation is PowerVerde, Inc.

Two: The address of the registered agent for service of process for the corporation is Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808.

Three: The nature of the business and the purpose for which the corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Four: The corporation is to have perpetual existence.

Five: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the corporation.

Six: The total number of shares of stock this corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) shares, divided into two classes of stock designated respectively “Common Stock” and “Preferred Stock”, both of which shall have a par value of $.0001 per share. The number of shares of Common Stock which this corporation shall have authority to issue is Two Hundred Million (200,000,000) shares. The number of shares of Preferred Stock which this corporation shall have authority to issue is Fifty Million (50,000,000) shares.

The Board of Directors of this corporation is authorized, subject to limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereon including, but not limited to, the determination of dividend, voting, liquidation, redemption and conversion rights, preferences and limitations and any other preferences and relative, participating, optional or other special rights. The Board of Directors is also authorized to increase or decrease the number of shares of any series before or after the issue of that series, but not above the total number of authorized and unissued shares of the series or below the number of shares of such series then outstanding.

Seven: Newly created directorships resulting from any increase in the number of directors, or vacancies in any existing directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director in which the new directorship was created, or the vacancy occurred, and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

Eight:

(A)   No Personal Liability.

A director or officer of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except liability for (i) acts or omissions which involve intentional misconduct, fraud or knowing violations of law; or (ii) the payment of distributions in violation of the General Corporation Law of Delaware.

(B)   Indemnification.

1. Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, legal counsel, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, legal counsel, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified and held harmless to the fullest extent authorized by the General Corporation Law of Delaware, as the same exists or may hereafter be amended (but in the case of any such amendment only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expenses, liabilities, and loss including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

2. Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he or she is or was a director, officer, legal counsel, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, legal counsel, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent authorized by the General Corporation Law of Delaware, as the same exists or may hereafter be amended (but in the case of any such amendment only to be the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expenses, liabilities and loss including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification pursuant to this Section (B) 2 may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

The right to indemnification conferred in this Article 8 shall be a contract right and shall include the right to be paid by the corporation any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of any undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

If a claim under Section (B) 1 of this Article is not paid in full by the corporation within 45 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of Delaware for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of Delaware, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-laws, agreement(s), vote of stockholders or disinterested directors or otherwise.

The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

Nine: At any regularly scheduled meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the meeting (a) by, or at the direction of, the Board of Directors, or (b) by any stock holder of the corporation who complies with the notice procedures set forth in this Article 9. For a proposal to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the corporation no less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal; (c) the class and number of shares of the corporation’s stock which are beneficially owned by the stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (d) any financial interest of the stockholder making the proposal or any other stockholder known by such stockholder to be supporting the proposal.

The presiding officer of the meeting shall determine and declare at or before the meeting whether the stockholder proposal was made in accordance with the terms of this Article 9. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Article 9, he or she shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

This provision shall not prevent the consideration and approval or disapproval at the meeting of reports of officers, directors and committees of the Board, but, in connection with such reports, no new business shall be acted upon at such meeting unless stated, filed and received as herein provided.

Ten: No stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock. Any such issuance of stock or securities convertible into stock shall be as directed by the Board of Directors, upon such terms as in its discretion it shall deem advisable.

Eleven: This corporation reserves the right at any time, and from time to time, to amend, modify or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware. All rights, preferences and privileges of any nature whatsoever conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this ___ day of ____________, 2008.

,

VYREX CORPORATION

Special Meeting of Stockholders, August 6, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of common stock of Vyrex Corporation, a Delaware corporation (the “Company”), does hereby appoint George Konrad and Fred Barker, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the common stock of the Company that the undersigned held of record at the close of business on July 16, 2008, at the special meeting of Stockholders of the Company to be held at 21615 N. 2nd Avenue, Phoenix, Arizona 85027, on August 6, 2008, at 10:00 a.m. local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

1.	APPROVAL OF NAME CHANGE. Proposal to change the Company’s name to PowerVerde, Inc.

☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

2.	APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. Proposal to approve and adopt the Amended and Restated Certificate of Incorporation.

☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

3.	In their discretion, on such other business as may properly come before the meeting (the Board of Directors is not aware of any matter other than the above proposals which are to be presented for action at the special meeting).

The above proposals are described in greater detail in the accompanying Proxy Statement dated July 22, 2008, which is incorporated herein by reference.

PLEASE SIGN AND RETURN PROMPTLY.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE NAME CHANGE AND FOR THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PLEASE ENTER THE NUMBER OF SHARES OF COMMON STOCK OF VYREX CORPORATION YOU OWN:____________________________________________

(Please sign, date, and return this proxy form exactly as your name or names appear below whether or not you plan to attend the meeting.)

☐ I plan to attend the Special Meeting. ☐ I do not plan to attend the Special Meeting.

Date: _________________________________________, 2008

Signature(s):_________________________________________ Title or Authority (if applicable)

Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title. If shares are held in more than one capacity, this Proxy shall be deemed valid for all shares held in all capacities.